SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): July 1, 1999

                  HITOX CORPORATION OF AMERICA
     (Exact name of registrant as specified in its charter)

                            Delaware
          (State or other jurisdiction of corporation)

                             0-17321
                    (Commission File Number)

                           74-2081929
              (I.R.S. Employer Identification No.)

                          722 Burleson
                      Corpus Christi, Texas
            (Address of principal executive offices)

                              78402
                           (Zip Code)

Registrant's telephone number, including area code: (361) 882-5175

                            --------
  (Former name or former address, if changed since last report)

Item 5.  Other Events

       On July 1, 1999, Hitox Corporation of America (the "Company") executed an agreement (the "Agreement") to acquire and cancel outstanding warrants to purchase 1,111,111 shares of the Company's common stock, in exchange for 100,000 shares of its common stock. The Agreement eliminates securities that, if exercised, would represent ownership of approximately 19% of the Company's issued and outstanding shares.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         Attached hereto is a copy of the Agreement referred to in
         Item 5 above.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Hitox Corporation of America
                                       (Registrant)

Date: July 12, 1999                     CRAIG SCHKADE
                                 -------------------------
                                       Craig Schkade
                                  Chief Financial Officer
                                        and Treasurer

                          Exhibit Index

Exhibit 99.1  Warrant Purchase Agreement               Page 4

                   WARRANT PURCHASE AGREEMENT

      THIS WARRANT PURCHASE AGREEMENT (the "Agreement"), dated as of July 1,1999, is between HITOX CORPORATION OF AMERICA, a Delaware corporation ("Hitox"), and EACH OF THE HOLDERS named on Exhibit A attached hereto (each individually a "Holder" and collectively the "Holders").

                         R E C I T A L S

      WHEREAS, Hitox has issued to Holders warrants ("Warrants") to purchase One Million One Hundred Eleven Thousand One Hundred Eleven (1,111,111) shares of its Common Stock, par value $.25 per share (the "Common Stock"), pursuant to a Warrant Agreement, dated as of February 28, 1995, between Hitox and Holders (the "Warrant Agreement"), and Hitox desires to acquire and cancel the Warrants and to cancel the Warrant Agreement in exchange for the issuance of an aggregate of 100,000 shares of its Common Stock to Holders in the proportions shown on Exhibit A hereto, and Holders desire to cancel the Warrants and the Warrant Agreement in exchange for the issuances of such shares.

                        A G R E E M E N T

      NOW, THEREFORE, for and in consideration of the mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      Section 1. The Exchange. Each Holder hereby surrenders, assigns, transfers, conveys, sets over and delivers to Hitox the Warrants, represented by Warrant Certificate Nos. 10, 13 and 16 (collectively, the "Warrant Certificates") and all rights, title, interest and claims possessed by Holders under the Warrants and the Warrant Agreement, together with all other right, title, interest and claim in and to the Common Stock of Hitox issuable thereunder. In exchange therefor, Hitox hereby issues to the Holders stock certificates registered in the names of Holders for an aggregate of 100,000 shares of Common Stock of Hitox (the "Stock Certificates") on this date (the "Exchange"), allocated among the Holders as shown on Exhibit A hereto. The Exchange made by Hitox hereunder is in full and final settlement and satisfaction of all obligations of whatsoever nature now or hereafter due by Hitox to Holders, their legal representatives, successors and assigns under the Warrants and the Warrant
Agreement. Holders hereby surrender unto Hitox the Warrant Certificates and the Warrant Agreement for cancellation in accordance with the terms hereof, and Hitox hereby acknowledges receipt of the original Warrant Certificates and the Warrant Agreement, and hereby agrees to promptly mark such instruments "canceled." Holders hereby acknowledge receipt of the Stock Certificates from Hitox, and Holders, on their own behalf and on behalf of their legal representatives and their successors and assigns, hereby unconditionally and forever waive, relinquish and release all right, title, interest and claim accrued or accruing to the benefit of Holders under the Warrants and the Warrant Agreement.

     Section 2.  Representations of Hitox.

             (a) Validity of Actions. Hitox represents that it has full power and authority to execute, deliver and perform this Agreement; this Agreement has been duly authorized by all requisite corporate action on the part of Hitox and has been duly executed and delivered by Hitox; Hitox has obtained all consents and approvals requisite to the transactions contemplated hereby; and this Agreement constitutes a legal, valid and binding obligation of Hitox, enforceable against Hitox, its legal representatives, successors and assigns, in accordance with its terms.

            (b) Common Stock to be Issued. The shares of Common Stock of Hitox to be issued to the Holders will, when issued and delivered in accordance with the terms set forth herein, be duly authorized, validly issued and fully paid and non-assessable, and such shares will be free and clear of all liens, claims and encumbrances.

      Section 3.  Representations of Holders.   Holders represent
that:
             (a) Validity of Actions. Each of Holders has full power and authority to execute, deliver and perform this
Agreement; this Agreement has been duly authorized by all requisite action on the part of each of Holders; each of Holders has obtained all consents and approvals requisite to the transactions contemplated hereby; and this Agreement has been duly executed and delivered by each of Holders, and constitutes a legal, valid and binding obligation of each of Holders, enforceable against each of Holders, their legal representatives, successors and assigns, in accordance with its terms.

             (b) Surrender of Warrant. Any and all rights Holders, their legal representatives, successors and assigns, possess in and to the Warrants and in and to shares of Common Stock issuable upon exercise of the Warrants or in and to any other rights accrued or accruing under the Warrants, the Warrant Certificates or the Warrant Agreement, are hereby and shall hereafter be null and void and are of no further force or effect. Upon consummation of the transactions contemplated hereby, Hitox will be the owner of the Warrants and related Warrant Certificates, free and clear of all liens, claims and encumbrances relating thereto. Each of Holders is the true and lawful owner of the Warrants issued in their respective names and no part of the Warrants and related Warrant Certificates or interests arising under the Warrant Agreement are in any respect encumbered or committed to be encumbered, and there are no other persons or entities claiming an interest therein, and none of the Holders has assigned to any person or entity any interest or rights under the Warrants, the Warrant Certificates or the Warrant Agreement, and no other persons or entities have a claim or any interest or rights thereunder.

             (c) Investment Intent. Each Holder represents that it is acquiring the Common Stock for its own account (and not for the account of others) for investment and not with a view to the distribution thereof.

             (d) Access. The Holders have received copies of Hitox's Annual Report on Form 10-KSB for the year ended December 31, 1998 and Quarterly Report on Form 10-QSB for the quarter ended March 31, 1999 ("SEC Reports"). The Holders are familiar with the business and financial condition, properties, operations and prospects of the Company, all as generally described in the Company's SEC Reports, and at a reasonable time prior to the execution of this Agreement, have been afforded the opportunity to ask questions of and received satisfactory answers from the Company's officers and director concerning the business and financial condition, properties, operations and prospects of the Company and concerning this Agreement, and has asked such questions as they desired and all such questions have been answered to the full satisfaction of the Holders.

             (e) Securities Transfer Restrictions. Each Holder understands that because the Common Stock to be issued hereunder has not been registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, such shares of Common Stock are "restricted securities" as that term is defined under Rule 144 promulgated by the Securities and Exchange Commission under the Act and none of the shares of
Common Stock may be sold or transferred in the absence of an effective registration of such shares under such Act and all other applicable securities laws or regulations or in a sale or transfer that, in the opinion of counsel for Hitox, is exempt from applicable securities laws or regulations. Each Holder further understands that Hitox may, as a condition to the sale or transfer of the Common Stock, require that the request for sale or transfer be accompanied by opinion of counsel, in the form and substance reasonably satisfactory to Hitox, to the effect that the proposed transfer does not result in a violation of the Act. The Certificates for the Common Stock to be issued for Holders hereunder will contain a restrictive transfer legend restating in similar terms the following restriction on transfer:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND THE HOLDER HEREOF CANNOT MAKE ANY SALE, ASSIGNMENT OR OTHER TRANSFER OF ANY THESE SECURITIES EXCEPT PURSUANT TO AN OFFERING OF SUCH SECURITIES DULY REGISTERED UNDER THE ACT AND/OR REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES LAW. THESE SECURITIES ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT AND ARE SUBJECT TO THE LIMITATIONS AND REPORTING REQUIREMENTS OF RULE 144 UPON RESALE OR OTHER DISPOSITION THEREOF.

      Section 4. Mutual Release of Claims. Each Holder, and its officers, directors, agents and its investment advisors, releases Hitox and its officers, directors, agents, and its investment advisors, and Hitox releases each Holder, and its officers, directors, agents and its investment advisors, from any and all claims, liabilities, obligations, demands, causes of action, and/or lawsuits, except that the foregoing release shall not extend to (i) any obligation arising hereunder or any future breach of or default under this Agreement, and (ii) the rights and benefits of the Holders created under Warrant Certificate Nos. 1 through 6 issued by Hitox to the Holders or the related Warrant Agreements related to such specific Warrant Certificate Nos. 1 through 6. Without limitation on the generality of the foregoing, the parties acknowledge and agree that (i) this mutual release shall extend to and from Pecks Management Partners, Ltd., its Managing Director, Robert J. Cresci, and shall also extend to and from each officer and director of Hitox, and (ii) except for the obligations arising under this Agreement or hereunder Warrant Certificate Nos. 1 through 6 and the related Warrant Agreements under which such Warrants were issued, all contracts and agreements between the Holders and Hitox are hereby terminated.

     Section 5.  Miscellaneous.

             (a) Binding Effect. This Agreement may not be assigned by either party hereto. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or permitted assigns.

             (b) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              (c) Entire Agreement; Modifications. This instrument contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby. Neither this Agreement nor any provisions hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party to be charged, and then only to the extent set forth in such instrument.

            (d) Headings. Descriptive headings contained herein are for convenience of reference only and shall not affect the meaning or interpretation hereof.

             (e) Counterparts. This Agreement may be executed simultaneously or in two or more counterparts, each of which together shall constitute one and the same instrument,

             (f) Applicable Law. The rights and obligations of the parties to this Agreement shall be governed by the laws of the State of Texas applicable to contracts made or to be performed entirely within such state.

            (g) Further Assurances. Each party hereto agrees to execute any and all documents, and to perform such other acts, whether before or after the date hereof, that may be reasonably necessary or expedient to further the purposes of this Agreement or to further assure the benefits intended to be conferred hereby.

             (h)   Survival.   All  representations,  warranties,
obligations and undertakings of the parties set forth herein shall survive the execution and delivery of this Agreement and Exchange and other transactions contemplated hereby.

The parties execute this Agreement as of the date first above written.

                         HITOX CORPORATION OF AMERICA

                         By:     BERNARD A. PAULSON
                                 ------------------
                         Name:   Bernard A. Paulson
                         Title:  President & CEO


                         HOLDERS:

                         TRUST FOR DEFINED BENEFIT PLAN OF
                         ICI AMERICAN HOLDINGS, INC.

                         By:   Pecks  Management  Partners,Ltd.,
                               its Investment Advisor

                         By:      ROBERT J. CRESCI
                                  ------------------
                         Robert J. Cresci, Managing Director



                         DELAWARE STATE EMPLOYEE RETIREMENT FUND

                         By:   Pecks  Management  Partners,Ltd.,
                               its Investment Advisor

                         By:      ROBERT J. CRESCI
                                  ------------------
                         Robert J. Cresci, Managing Director



                         ZENECA HOLDINGS, INC.

                         By:   Pecks  Management  Partners,Ltd.,
                               its Investment Advisor

                         By:      ROBERT J. CRESCI
                                  ------------------
                         Robert J. Cresci, Managing Director

                            Exhibit A
                  Holders and Share Allocation


                                         Shares to be Issued
          Holders                             to Holders
         ---------                       -------------------


Trust for Defined Benefit Plan
of ICI American Holdings, Inc.                   16,440

Delaware State Employee Retirement Fund          70,000

Zeneca Holdings, Inc.                            13,560
                                               --------
                                                100,000